EXHIBIT 10.3

                            INDEMNIFICATION AGREEMENT



         This INDEMNIFICATION AGREEMENT made and entered into this _________ day of ___________________, 1997 ("Agreement"), by and between Sunrise Technologies International, Inc., a Delaware corporation ("Company") and ___________ (the "Indemnitee").

         Whereas,   the   Company   has   asked   Indemnitee   to   serve  as  a
___________________;

         Whereas, Indemnitee is willing to serve on the condition that he be indemnified against claims and actions against him arising out of his service to and activities on behalf of the Company;

         Whereas, it is reasonable, prudent and necessary for the Company contractually to obligate itself to indemnify its _____________ to the fullest extent permitted by California law so that they will serve the Company, free from undue concern that they will not be so indemnified;

         Whereas, the ___________ is willing to serve for or on behalf of the Company, on the condition that he be so indemnified;

         NOW, THEREFORE, in consideration of the premises and the covenants contained herein, the Company does hereby covenant and agree as follows:

         Section 1. Indemnification. The Company shall indemnify Indemnitee to the fullest extent permitted by California law in effect on the date hereof or as such laws may from time to time be amended. Without diminishing the scope of the indemnification provided by this Section 1, the rights of indemnification of Indemnitee provided hereunder shall include but shall not be limited to those rights set forth hereinafter.

         Section 2. Action or Proceeding Other Than an Action by or in the Right of the Company.

         (a) The Indemnitee shall be entitled to the indemnification rights provided in this Section if he is a party or is threatened to be made a party to any pending, completed or threatened Proceeding (as hereinafter defined) other than an action by or in the right of the Company (which actions are addressed in Section 3 below), by reason of the fact that he is or was a ___________ or agent of the Company or any other entity which he is or was serving at the request of the Company.

Pursuant to this Section, Indemnitee shall be indemnified against Expenses (as hereinafter defined), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or on his behalf in connection with such Proceeding, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal Proceeding, had no reasonable cause to believe his conduct was unlawful.

         (b) Indemnitee shall be entitled to indemnification for any federal, state or local tax of any nature incurred by Indemnitee, and any interest, fines and penalties assessed or levied thereon (collectively, the "Taxes") and all Expenses relating thereto (including any Expenses incurred in the preparation of any filings or returns relating to the Taxes), by virtue of the fact that he is or was a ___________ or agent of the Company.

         Section 3. Actions by or in the Right of the Company. Indemnitee shall be entitled to the indemnification rights provided in this Section if he is a person who was or is made a party or is threatened to be made a party to any pending, completed or threatened Proceeding brought by or in the right of the Company to procure a judgment in its favor by reason of the fact that he is or was a _________ or agent of the Company or any other entity which he is or was serving at the request of the Company.

Pursuant to this Section Indemnitee shall be indemnified against expenses actually and reasonably incurred by him or on his behalf in connection with such Proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company. Notwithstanding the foregoing, no such indemnification shall be made to Indemnitee in respect of any claim, issue or matter as to which the Indemnitee shall have been adjudged liable for negligence or misconduct to the Company; provided, however, that such indemnification shall nevertheless be made by the Company to the extent that the court in which such action or suit was brought shall determine.

         Section 4. Indemnification for Costs, Charges and Expenses if Wholly or Partly Successful, Payment.

         (a) Notwithstanding the other provisions contained in this Agreement, to the extent that Indemnitee has served as a witness on behalf of the Company, or has been wholly or partly successful on the merits or otherwise involved in a Proceeding on any claim, issue or matter, or has incurred liability for any Tax, he shall be indemnified against all Expenses actually and reasonably incurred by him or on his behalf in connection therewith, including all Expenses incurred in the preparation of any filings or returns relating to Taxes. For purposes of this provision and without limitation, the termination of any such claim, issue or matter by dismissal with or without prejudice shall be deemed to be a successful result as to such claim, issue or matter. If Indemnitee is partially successful, the Company shall nevertheless indemnify the Indemnitee, as a matter of right, to the extent the Indemnitee has been partially successful.

         (b) Any payment made to Indemnitee under this Agreement shall be equal to an amount which is the product of (x) the amount to be paid to the Indemnitee as indemnification or as reimbursement for Expenses (the "Indemnifiable Amount") multiplied by (y) a fraction the numerator of which is one and the denominator of which is one minus the sum of the combined total rates, expressed as a fraction, of all federal, state, local and other taxes applicable to the Indemnitee by virtue of the Indemnitee's inclusion into gross income of such Indemnificable Amount.

         Section 5. Advancement of Expenses and Costs. All reasonable Expenses incurred by or on behalf of Indemnitee in connection with any matter pertaining to Taxes (including the preparation of filings and returns relating to Taxes), or in connection with any Proceeding prior to its disposition, shall be paid by the Company within ten days after the receipt by the Company of a statement or statements from the Indemnitee requesting such advance or advances from time to time. Indemnitee's entitlement to such advancement of Expenses shall include those incurred in connection with any proceeding by the Indemnitee seeking an award in arbitration pursuant to this Agreement. Such statement or statements shall reasonably evidence the expenses incurred by him in connection therewith and shall include or be accompanied by an undertaking by or on behalf of the Indemnitee to repay such amount if it shall ultimately be determined that the Indemnitee is not entitled to be indemnified pursuant to the terms of this Agreement.

         Section   6.   Procedure   for    Determination   of   Entitlement   to
Indemnification.

         (a) Indemnitee shall submit a written request for indemnification to the Company. Such request shall include documentation or information which is necessary for such determination and which is reasonably available to the Indemnitee. Determination of Indemnitee's entitlement to indemnification shall be made not later than 30 days after receipt by the Company of the Indemnitee's written request for indemnification. The Secretary of the Company shall, promptly upon receipt of the Indemnitee's request for indemnification, advise the Board in writing that the Indemnitee has made such request for indemnification.

         (b) The entitlement of Indemnitee to indemnification shall be determined in the specific case by the Board by a majority vote of a quorum consisting of Disinterested Directors (as hereinafter defined). If such a quorum is not obtainable or if the Board by the majority vote of Disinterested Directors so directs, the determination shall be made by Independent Counsel (as hereinafter defined).

         (c) In the event the determination of entitlement is to be made by Independent Counsel, such Independent Counsel shall be selected by the Board and approved by the Indemnitee. Upon failure of the Board to so select such Independent Counsel or upon failure of the Indemnitee to so approve, such Independent Counsel shall be selected by a court of competent jurisdiction.

         (d) If the Board or Independent Counsel shall have determined that Indemnitee is not entitled to indemnification to the full extent of his request, he has the right to seek entitlement to indemnification in accordance with the procedures set forth in Section 8 hereof.

         Section 7. Presumptions and Effect of Certain Proceedings. Upon making a request for indemnification, Indemnitee shall be presumed to be entitled to indemnification hereunder and the Company shall have the burden of proof in the making of any determination contrary to such presumption. If the person or persons so empowered to make such determination shall have failed to make the requested indemnification within 30 days after receipt by the Company of such request, the requisite determination of entitlement to indemnification shall be deemed to have been made and the Indemnitee shall be absolutely entitled to such indemnification, absent (i) misrepresentation by the Indemnitee of a material fact in the request for indemnification, or (ii) a finding that all or any part of such indemnification is expressly prohibited by law. The termination of any action, suit, investigation or proceeding described in Sections 2 or 3 hereof by judgment, order, settlement or conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself (i) adversely affect the rights of Indemnitee to indemnification except as may be provided herein, (ii) create a presumption that the Indemnitee did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Company, or (iii) (with respect to any criminal action or Proceeding) that the Indemnitee had reasonable cause to believe that his conduct was unlawful.

         Section 8. Remedies of Indemnitee in Cases of Determination not to Indemnify or to Advance Expenses.

         (a) In the event that (i) a determination is made that an Indemnitee is not entitled to indemnification hereunder, (ii) advances are not made pursuant to Section 5 or (iii) payment has not been timely made following a determination of entitlement to indemnification pursuant to Sections 6 and 7, the Indemnitee shall be entitled to a final adjudication in an appropriate court of competent jurisdiction of his entitlement to such indemnification or advance. Alternatively, Indemnitee at his sole option may seek an award in arbitration to be conducted by a single arbitrator pursuant to the rules of the American Arbitration Association, such award to be made within sixty days following the filing of the demand for arbitration. The Company shall not oppose the Indemnitee's right to seek any such adjudication or award in arbitration or any other claim.

         (b) In the event a determination has been made, in whole or in part, that Indemnitee is not entitled to indemnification, such judicial proceeding or arbitration shall be made de novo and the Indemnitee shall not be prejudiced by reason of a determination that he is not entitled to indemnification.

         (c) If a determination is made or deemed to have been made pursuant to the terms of Section 7 or Section 8 hereof that Indemnitee is entitled to indemnification, the Company shall be bound by such determination in the absence of (i) a misrepresentation of a material fact by the Indemnitee or (ii) a finding that all or any part of such indemnification is expressly prohibited by law.

         (d) The Company agrees that it shall be precluded from asserting that the procedures and presumptions of this Agreement are not valid, binding and enforceable. The Company further agrees to stipulate in any such court or before any such arbitrator that the Company is bound by all the provisions of this Agreement and is precluded from making any assertion to the contrary.

         Section 9. Other Rights to Indemnification. Indemnitee's rights of indemnification and advancement of expenses provided by this Agreement shall not be deemed exclusive of any other rights to which the Indemnitee may now or in the future be entitled under applicable law, agreement, resolution of partners, or otherwise. The ______________ shall be deemed to be an agent of the Company and shall be entitled to receive indemnification under the Company's by-laws.

         Section 10. Expenses Incurred By An Indemnitee to Enforce this Agreement. Expenses incurred by Indemnitee in connection with his request for indemnification hereunder shall be borne by the Company. In the event that Indemnitee is a party to or intervenes in any proceeding in which the validity or enforceability of this Agreement is at issue or seeks an adjudication or award in arbitration to enforce his rights under, or to recover damages for breach of, this Agreement, the Indemnitee, if he prevails in whole or in part in such action, shall be entitled to recover from the Company and shall be indemnified by the Company against any Expenses actually and reasonably incurred by him. If it is determined that Indemnitee is entitled to indemnification of part (but not all) of the indemnification so requested, Expenses incurred in seeking enforcement of such partial indemnification shall be reasonably prorated among such claims, issues or matters.

         Section 11. Duration of Agreement. This Agreement shall have a perpetual duration.

         Section 12. Severability. If any provision or provisions of this Agreement shall be held to be invalid, illegal or unenforceable for any reason whatsoever: (a) the validity, legality and enforceability of the remaining provisions of this Agreement (including, without limitation, all portions of any paragraphs of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that are not themselves invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby; and (b) to the fullest extent possible, the provisions of this Agreement (including, without limitation, all portions of any paragraph of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that are not themselves invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

         Section 13. Identical Counterparts. This Agreement may be executed in one or more counterparts, each of which shall for all purposes be deemed to be an original but all of which together shall constitute one and the same
Agreement. Only one such counterpart signed by the party against whom enforceability is sought needs to be produced to evidence the existence of this Agreement.

         Section 14. Headings. The headings of the paragraphs of this Agreement are inserted for convenience only and shall not be deemed to constitute part of this Agreement or to affect the construction thereof.

         Section 15.  Definitions.  For purposes of this Agreement;

         (a) "Affiliate" of the Company shall mean any corporation, partnership or other entity controlling, controlled by or under common control with the Company.

         (b) "Disinterested Director" shall mean a director of the Company who is not or was not a party to the action, suit, investigation or Proceeding in respect of which indemnification is being sought by an Indemnitee.

         (c) "Expenses" shall include all reasonable attorneys' fees, accountant fees, retainers, court costs, transcripts, fees of experts, witness fees, travel expenses, duplicating costs, printing and binding costs, telephone charges, postage, delivery service fees, fees and expenses incurred in connection with any matter pertaining to Taxes, including the preparation of all filings and returns, and all other disbursements or expenses customarily incurred in connection with asserting or defending claims or paying Taxes.

         (d) "Independent Counsel" shall mean a law firm or a member of a law firm that neither is presently nor in the past five years has been retained to represent: (i) the Company or the Indemnitee seeking indemnification in any matter material to either such party, or (ii) any other party to the action, suit, investigation or Proceeding giving rise to a claim for indemnification hereunder. Notwithstanding the foregoing, the term "Independent Counsel" shall not include any person who, under the applicable standards of professional conduct then prevailing, would have a conflict of interest in representing either the Company or an Indemnitee in an action to determine the Indemnitee's right to indemnification under this Agreement.

         (e) "Proceeding" includes any action, suit, arbitration, alternate dispute resolution mechanism, investigation, audit, administrative hearing or any other proceeding whether civil, criminal, administrative or investigative.


         (f)  "Taxes" has the meaning set forth in Section 2(b) above.

         Section 16. Modification and Waiver. No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by both of the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

         Section 17. Notice by Indemnitee. Indemnitee agrees promptly to notify the Company in writing upon being served with any summons, citation, subpoena, complaint, indictment, information or other document relating to any matter which may be subject to indemnification covered hereunder, either civil, criminal or investigative.

         Section 18. Notices. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given if (i) delivered by hand and receipted for by the party to whom said notice or other communication shall have been directed, or (ii) mailed by certified or registered mail with postage prepaid, on the third business day after the date on which it is so mailed:

                  (a)      If to Indemnitee:

                           _______________________________________

                           _______________________________________


                  (b)      If to the Company:

                           Sunrise Technolgies International, Inc.

                           _________________________________________________

                           _________________________________________________
or to such other address as may have been furnished to Indemnitee by the Company or to the Company by Indemnitee, as the case may be.

         Section 19. Governing Law. The parties agree that this Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of California.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.

                                           SUNRISE TECHNOLOGIES
                                           INTERNATIONAL, INC.



__________________________                 By: __________________________
[Indemnitee]                               Its:  President